                                                      BRINSON
                                                      LIQUID ASSETS
                                                      FUND

                                                      --------------------------

                                                      OCTOBER 31, 2001


                                SEMIANNUAL REPORT

BRINSON LIQUID ASSETS FUND                                     SEMIANNUAL REPORT



Dear Shareholder,                                              December 17, 2001

We present you with the semiannual report for Brinson Liquid Assets Fund for the six months ended October 31, 2001.


MARKET REVIEW

[GRAPHIC] The six months ended October 31, 2001 was a particularly challenging period for the U.S. economy. Throughout the summer, businesses continued a dismal run of lowered spending, reduced profits and falling stock prices. The terrorist attacks of September 11 and the ensuing uncertainty connected to involvement of U.S. troops overseas, exacerbated pre-existing turbulent economic conditions. Consumer confidence, which had remained strong through the summer, fell as layoffs increased and business spending shriveled. Before September, some economists were hoping the economy would avoid a recession by the slimmest of margins. In fact, the real gross domestic product (GDP) grew only an anemic 0.3% during the second quarter. At the end of the fiscal period, the question was not whether we would avoid a recession, but how long and how severe it would be.

Preliminary GDP estimates show a decrease of 1.1% for the third quarter. Travel-related industries, particularly airlines and lodging, suffered a severe downturn in the third quarter as consumer spending virtually stopped cold. The Federal Reserve (the "Fed") continued its attempt to stimulate the economy, reducing the Fed Funds rate an unprecedented 11 times in 2001 (including two cuts following the end of the fiscal period) to 1.75%. This economic activity affected short-term money market instruments acutely, as short-term yields fell along with interest rates. This effect on yield is striking, considering that only a year ago, short-term money market rates were at their highest in a decade. Toward the end of the period, stock markets rallied, perhaps signaling the bottom or near-bottom of the economic downturn.


BRINSON LIQUID ASSETS FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
February 14, 2000

DIVIDEND PAYMENTS:
Monthly

PERFORMANCE AND PORTFOLIO REVIEW

YIELD AND CHARACTERISTICS                10/31/01         4/30/01
Current Seven-Day Average Yield(1)          2.86%           4.77%
Effective Seven-Day Average Yield(1)        2.90%           4.89%
Weighted Average Maturity                 70 days         48 days
Net Assets (mm)                            $380.0          $444.4

(1) Yields will fluctuate.


SECTOR ALLOCATION*                        10/31/01        4/30/01
Commercial Paper                             39.5%          61.7%
U.S. Government Agency                        28.9           13.2
Certificates of Deposit                       15.8            7.2
Short-Term Corporate Obligations               9.8            9.5
Money Market Funds                             4.8            6.3
Bank Obligations                               1.0            2.0
Other Assets in Excess of Liabilities          0.2            0.1

Total                                       100.0%         100.0%

*Weightings represent percentages of net assets. The Fund's portfolio is actively managed and its composition will vary over time.


HIGHLIGHTS

[GRAPHIC] The Fund's seven-day average yield dropped significantly during the six months ended October 31, 2001. However, as short term yields fell along with interest rates during the period, the Fund's yield was competitive with its peers. During the period, the yield curve (the difference in yield between short-term and long-term debt) widened significantly -- short-term debt yields dropped in line with interest rates, while long-term yields did not decline as sharply. Interestingly, the very shortest-term debt -- instruments that range from overnights to one-month notes -- are offering yields in line with one-year notes. Thus, we continue to employ a barbell strategy, investing in the shortest and longest ends of the one-year range for maximum potential results.

   With an added emphasis on quality and relative safety during the semiannual period, we increased our weighting in U.S. government agency notes to 14.1% from 3.0%, while also increasing the Fund's allocation to certificates of deposit. On the corporate front, we continue to focus on companies with top credit ratings, taking pains to avoid any company that may struggle with debt during these times.


[SIDENOTE]
HOW THE FED INFLUENCES FIXED INCOME YIELDS

The Federal Reserve (the "Fed") conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

In 2001, the Federal Reserve cut its Fed Funds rate an unprecedented 11 times. (The Fed Funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

The shortest-term debt, typically Treasury bills and money market securities, are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in anticipation of Fed actions, building expected increases or decreases of Fed Fund rates into the pricing of individual

(continued on page 3)

OUTLOOK


[GRAHPIC] With little room left for the Fed to cut interest rates further, the economy will have to recover based on fundamentals. Business inventories have become leaner in recent months, and there is some optimism in the stock market -- whose recovery typically precedes the economy's --that the worst is almost behind us. An economic stimulus package, tied up in Congress at the moment, may also help push the economy forward -- if and when it is passed. It is expected that the final quarter of 2001 will produce negative economic growth, and most economists believe that the economy will start a modest turnaround during the first or second quarter of 2002. However, surprise developments, either overseas or on American soil, would have the potential to alter any economic recovery.

   We believe the Fed has perhaps one final reduction to make if the economy struggles more than anticipated. We believe that the yield curve, which has steepened during the past year's frenzy of interest rate cuts, may begin to flatten in early to mid-2002.



Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor or visit us at www.brinsonadvisors.com.

Sincerely,


/s/ Brian M. Storms                /s/ Susan P. Ryan

BRIAN M. STORMS                    SUSAN P. RYAN
President                          Executive Director
                                   Brinson Advisors, Inc.
                                   Portfolio Manager
                                   Brinson Liquid Assets Fund


   This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.



(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


[SIDENOTE]
(continued)

securities. Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

Interest rate movements do not always have the same effect on longer-term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.

STATEMENT OF NET ASSETS                             OCTOBER 31, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         --------------------     ---------------       -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--28.89%
$ 17,300  Federal Home Loan Bank                                         11/30/01               2.800@%           $  17,260,979
  15,000  Federal Home Loan Bank                                   11/01/01 to 11/09/01     1.990 to 2.600*          14,988,380
   4,000  Federal Home Loan Bank                                         09/24/02                3.600                4,000,000
  54,080  Federal Home Loan Mortgage Corp.                         11/15/01 to 08/28/02     2.200 to 3.530@          53,548,714
   5,000  Federal National Mortgage Association                          12/28/01                4.860                4,961,525
  15,000  Student Loan Marketing Association                             11/06/01                2.482*              14,997,910
                                                                                                                  -------------
Total U.S. Government Agency Obligations (cost--$109,757,508)                                                       109,757,508
                                                                                                                  -------------
BANK NOTES--1.05%

DOMESTIC--1.05%
   4,000  LaSalle Bank N.A. (cost--$3,999,580)                           03/13/02                4.780                3,999,580
                                                                                                                  -------------
CERTIFICATES OF DEPOSIT--15.79%

YANKEE--15.79%
  15,000  Barclays Bank PLC                                              11/01/01                2.540*              14,998,915
  10,000  Canadian Imperial Bank of Commerce                             06/10/02                4.110               10,000,000
  10,000  National Westminster Bank PLC                                  04/18/02                4.650               10,000,000
   5,000  Royal Bank of Scotland PLC                                     07/29/02                3.880                4,999,281
   5,000  Svenska Handelsbanken                                          08/29/02                3.620                4,999,597
   5,000  Toronto Dominion Bank                                          09/06/02                3.585                4,999,379
  10,000  Westdeutsche Landesbank Girozentrale                           11/01/02                2.590                9,999,014
                                                                                                                  -------------
Total Certificates of Deposit (cost--$59,996,186)                                                                    59,996,186
                                                                                                                  -------------
COMMERCIAL PAPER@--39.49%

ASSET BACKED-AUTO & TRUCK--1.31%
   5,000  New Center Asset Trust                                         12/03/01                3.400                4,984,889
                                                                                                                  -------------
ASSET BACKED-BANKING--1.31%
   5,000  Atlantis One Funding                                           11/26/01                3.420                4,988,125
                                                                                                                  -------------
ASSET BACKED-MISCELLANEOUS--15.85%
  10,000  Asset Securitization Cooperative Corp.                         11/21/01                2.070*              10,000,000
   6,000  Galaxy Funding, Inc.                                           11/09/01                3.330                5,995,560
  14,274  Home Depot Funding Corp.                                       11/05/01                3.760               14,268,037
  10,000  Pennine Funding                                                12/14/01                3.545                9,957,657
   5,000  Preferred Receivable Funding Corp.                             11/05/01                2.485                4,998,619
  15,000  Quincy Capital Corp.                                     11/08/01 to 11/09/01     2.450 to 2.475           14,992,149
                                                                                                                  -------------
                                                                                                                     60,212,022
                                                                                                                  -------------
BANKING-DOMESTIC--10.51%
  10,000  Dexia Delaware LLC                                             12/20/01                2.340                9,968,150
  10,000  Fortis Funding LLC                                             11/05/01                3.420                9,996,200
  10,000  Nordea North America, Inc.                                     11/09/01                2.460                9,994,533
   5,000  San Paolo IMI U.S. Financial Co.                               01/30/02                2.130                4,973,375
   5,000  Stadshypotek Del, Inc.                                         12/10/01                2.350                4,987,271
                                                                                                                  -------------
                                                                                                                     39,919,529
                                                                                                                  -------------

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                   DATES                 RATES                 VALUE
----------                                                         --------------------     ---------------       -------------
COMMERCIAL PAPER@--(CONCLUDED)
DRUGS, HEALTH CARE--2.63%
$ 10,000  Bayer Corp.                                                    11/14/01                2.450%           $   9,991,153
                                                                                                                  -------------
FINANCE-CONDUIT--3.94%
   5,000  ANZ (Delaware), Inc.                                           12/10/01                2.350                4,987,271
  10,000  MetLife Funding, Inc.                                          11/07/01                2.435                9,995,942
                                                                                                                  -------------
                                                                                                                     14,983,213
                                                                                                                  -------------
INSURANCE--1.31%
   5,000  General Re Corp.                                               12/10/01                3.400                4,981,583
                                                                                                                  -------------
METALS & MINING--2.63%
  10,000  Rio Tinto Ltd.                                                 11/14/01                2.460                9,991,117
                                                                                                                  -------------
Total Commercial Paper (cost--$150,051,631)                                                                         150,051,631
                                                                                                                  -------------
SHORT-TERM CORPORATE OBLIGATIONS--9.79%

ASSET BACKED-FINANCE--2.63%
  10,000  CC (USA), Inc.                                           11/06/01 to 11/07/01     2.060 to 2.070*          10,000,000
                                                                                                                  -------------
BROKER-DEALER--4.66%
  15,000  Merrill Lynch & Co., Inc.                                      11/01/01                2.760*              15,000,000
   2,700  Morgan Stanley Dean Witter & Co.                               12/17/01                3.330*               2,701,129
                                                                                                                  -------------
                                                                                                                     17,701,129
                                                                                                                  -------------
FINANCE-DIVERSIFIED--0.66%
   2,500  General Electric Capital Corp.                                 01/07/02                5.264                2,499,868
                                                                                                                  -------------
FINANCE-INDEPENDENT--0.79%
   3,000  National Rural Utilities Cooperative Finance Corp.             11/05/01                2.080*               3,000,000
                                                                                                                  -------------
FOOD, BEVERAGE & TOBACCO--1.05%
   4,000  McDonald's Corp.                                               03/07/02                4.813                4,000,000
                                                                                                                  -------------
Total Short-Term Corporate Obligations (cost--$37,200,997)                                                           37,200,997
                                                                                                                  -------------

NUMBER OF                                                               MATURITY               INTEREST
 SHARES                                                                   DATES                  RATES                VALUE
----------                                                         --------------------     ---------------       -------------
MONEY MARKET FUNDS--4.82%
14,535,234  AIM Liquid Assets Money Market Portfolio                     11/01/01               2.710*%           $  14,535,234
 3,773,492  AIM Prime Money Market Portfolio                             11/01/01               2.500*                3,773,492
                                                                                                                  -------------
Total Money Market Funds (cost--$18,308,726)                                                                         18,308,726
                                                                                                                  -------------
Total Investments (cost--$379,314,628 which approximates cost
  for federal income tax purposes)--99.83%                                                                          379,314,628
Other assets in excess of liabilities--0.17%                                                                            660,962
                                                                                                                  -------------
Net Assets (applicable to 379,970,801 shares of beneficial
  interest outstanding equivalent to $1.00 per share)--100.00%                                                    $ 379,975,590
                                                                                                                  =============

----------------
* Variable Rate Securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are current rates as of October 31, 2001 and reset periodically.
@    Interest rates shown are discount rates at date of purchase.


                       Weighted average maturity--70 days








                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                          FOR THE SIX
                                                                                          MONTHS ENDED
                                                                                        OCTOBER 31, 2001
                                                                                          (UNAUDITED)
                                                                                        ----------------
INVESTMENT INCOME:
Interest                                                                                   $8,004,062
                                                                                           ----------
EXPENSES:
Transfer agency and related services fees                                                     195,445
Investment advisory and administration                                                         60,371
Federal and state registration fees                                                            50,462
Professional fees                                                                              39,668
Reports and notices to shareholders                                                            33,112
Custody and accounting                                                                         22,668
Insurance                                                                                      18,400
Trustees' fees                                                                                  5,250
Other expenses                                                                                  3,852
                                                                                           ----------
                                                                                              429,228
Less: Fee waivers from advisor                                                                (60,371)
                                                                                           ----------
Net expenses                                                                                  368,857
                                                                                           ----------
Net investment income                                                                       7,635,205
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                                 3,733
                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $7,638,938
                                                                                           ==========





                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE SIX
                                                                                 MONTHS ENDED         FOR THE
                                                                               OCTOBER 31, 2001      YEAR ENDED
                                                                                 (UNAUDITED)       APRIL 30, 2001
                                                                               ----------------    --------------
FROM OPERATIONS:
Net investment income                                                            $  7,635,205       $ 24,349,435
Net realized gains from investment transactions                                         3,733              1,023
                                                                                 ------------       ------------
Net increase in net assets resulting from operations                                7,638,938         24,350,458
                                                                                 ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                              (7,635,205)       (24,349,435)
                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS       (64,445,164)       118,291,175
                                                                                 ------------       ------------
Net increase (decrease) in net assets                                             (64,441,431)       118,292,198

NET ASSETS:
Beginning of period                                                               444,417,021        326,124,823
                                                                                 ------------       ------------
End of period                                                                    $379,975,590       $444,417,021
                                                                                 ============       ============



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Brinson Liquid Assets Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Cash Reserves Fund. The financial statements for Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Cash Reserves Fund are not included herein.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

   VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's board of trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

   The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors"), serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly. Where the services are provided directly by Brinson Advisors or an affiliate, the fee will be limited to reimbursement of Brinson Advisors' direct advisory/administrative costs and expenses and will exclude any profit or overhead charges. Where Brinson Advisors arranges for an unaffiliated person to provide services, the Fund will reimburse Brinson Advisors for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge will be included or the Fund will pay the service provider directly. Brinson Advisors has advised the Fund that it expects its direct advisory/administrative costs and expenses to approximate an annual rate of 0.03% of the average daily net assets of the Fund. These expenses are estimated amounts in addition to other expenses of the Fund. Brinson Advisors periodically will review Fund expenses in an effort to confirm that only direct costs and expenses are paid to Brinson Advisors by the Fund.

   For the six months ended October 31, 2001, Brinson Advisors waived its entire fee for its direct advisory/administrative costs and expenses.

OTHER LIABILITIES

   At October 31, 2001, dividends payable were $431,590.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

MONEY MARKET FUND INSURANCE BONDS

   The Fund obtained insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the bonds would have done so. For the six months ended
October 31, 2001, the Fund did not use these bonds.

SHARES OF BENEFICIAL INTEREST

   There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                FOR THE SIX         FOR THE
                                                                MONTHS ENDED       YEAR ENDED
                                                              OCTOBER 31, 2001   APRIL 30, 2001
                                                              ----------------   --------------
Shares sold                                                      745,984,448      2,184,567,292
Shares repurchased                                              (818,353,168)    (2,090,567,112)
Dividends reinvested                                               7,923,556         24,290,995
                                                                ------------     --------------
Net increase (decrease) in shares outstanding                    (64,445,164)       118,291,175
                                                                ============     ==============

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              FOR THE SIX                           FOR THE PERIOD
                                                                              MONTHS ENDED         FOR THE        FEBRUARY 14, 2000+
                                                                            OCTOBER 31, 2001      YEAR ENDED            THROUGH
                                                                              (UNAUDITED)       APRIL 30, 2001      APRIL 30, 2000
                                                                            ----------------    --------------    ------------------
Net asset value, beginning of period                                           $   1.00            $   1.00            $   1.00
                                                                               --------            --------            --------
Net investment income                                                             0.020               0.061               0.012
Dividends from net investment income                                             (0.020)             (0.061)             (0.012)
                                                                               --------            --------            --------
Net asset value, end of period                                                 $   1.00            $   1.00            $   1.00
                                                                               ========            ========            ========
Total investment return(1)                                                         1.93%               6.32%               1.24%
                                                                               ========            ========            ========
Ratios/Supplemental Data:
Net assets, end of period (000's)                                              $379,976            $444,417            $326,125
Expenses to average net assets net of waivers from advisor                         0.18%*              0.19%               0.17%*
Expenses to average net assets before waivers from advisor                         0.21%*              0.22%               0.20%*
Net investment income to average net assets net of waivers from advisor            3.79%*              6.11%               5.89%*
Net investment income to average net assets before waivers from advisor            3.76%*              6.08%               5.86%*

------------------
+   Commencement of operations.
*   Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

                 (This page has been left blank intentionally.)

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

David J. Beaubien

Richard R. Burt

Meyer Feldberg

George W. Gowen

William W. Hewitt, Jr.

Morton L. Janklow

Frederic V. Malek

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Elbridge T. Gerry III
VICE PRESIDENT

Susan P. Ryan
VICE PRESIDENT


INVESTMENT ADVISOR, ADMINISTRATOR
AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114





THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.



                        BRINSON ADVISORS
                        (C) 2001 Brinson Advisors, Inc.
                        All Rights Reserved